UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2007
US BioEnergy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	001-33203	20-1811472

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN		55077

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(651) 554-5000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2. Financial Information
Item 2.02. Results of Operations and Financial Condition.
On November 13, 2007, we issued a press release announcing our earnings for the quarter ended September 30, 2007. A copy of our November 13, 2007 press release is attached hereto as exhibit 99.1.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated November 13, 2007.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION
Date: November 13, 2007	/s/ Gregory S. Schlicht
By: Gregory S. Schlicht
Its: Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated November 13, 2007.